First Internet Bancorp Investor Presentation Second Quarter 2017 Exhibit 99.1

Forward Looking Statement This presentation may contain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance or business of the Company. Forward-looking statements are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “intend,” “estimate,” “may,” “will,” “would,” “could,” “should” or other similar expressions. Forward-looking statements are not a guarantee of future performance or results, are based on information available at the time the statements are made and involve known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from the information in the forward-looking statements. Factors that may cause such differences include: failures of or interruptions in the communications and information systems on which we rely to conduct our business; our plans to grow our commercial real estate, commercial and industrial, and public finance loan portfolios; competition with national, regional and community financial institutions; the loss of any key members of senior management; fluctuations in interest rates; general economic conditions; risks relating to the regulation of financial institutions; and other factors identified in reports we file with the SEC. All statements in this presentation, including forward-looking statements, speak only as of the date they are made, and the Company undertakes no obligation to update any statement in light of new information or future events. 2

Non-GAAP Financial Measures 3 This presentation contains financial information determined by methods other than in accordance with U.S. generally accepted accounting principles (“GAAP”). Non-GAAP financial measures, specifically tangible common equity, tangible assets, tangible book value per common share, return on average tangible common equity, tangible common equity to tangible assets, pre-tax, pre-provision earnings, net interest income-FTE and net interest margin-FTE are used by the Company’s management to measure the strength of its capital and its ability to generate earnings on tangible capital invested by its shareholders. Although management believes these non-GAAP measures provide a greater understanding of its business, they should not be considered a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the table at the end of this presentation under the caption “Reconciliation of Non-GAAP Financial Measures.”

Performance Summary 4 Strong balance sheet growth has driven increased earnings and overall growth in tangible book value per share 1 1Q17 and 2Q17 amount reflects full impact of offering of 945,000 shares of common stock in December 2016 2 See Reconciliation of Non-GAAP Financial Measures Diluted Earnings Per Share 1 Pre-Tax, Pre-Provision Earnings 2 Tangible Book Value Per Share2 Total Assets Total Loans Total Deposits $0.51 $0.50 $0.53 $0.57 $0.55 $0.64 $0.43 $0.61 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 $4,006 $4,219 $4,676 $5,179 $6,823 $5,637 $4,890 $6,787 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 Dollars in thousands $1,166 $1,270 $1,528 $1,702 $1,824 $1,854 $2,053 $2,381 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 Dollars in millions $877 $954 $1,041 $1,112 $1,199 $1,251 $1,433 $1,698 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 Dollars in millions $21.90 $22.24 $22.93 $23.67 $23.94 $23.04 $23.52 $24.43 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 $900 $956 $1,243 $1,389 $1,494 $1,463 $1,557 $1,732 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 Dollars in millions

Second Quarter 2017 Highlights  Record quarterly net income of $4.0 million, up 41% over 1Q17  Quarterly diluted EPS of $0.61, up 42% over 1Q17  Quarterly net interest income of $13.0 million, up 13% over 1Q17  Total quarterly loan growth of $265.2 million, or 19%  Total year-over-year loan growth of $586.8 million, or 53%  Total quarterly asset growth of $328.5 million, or 16%  Total year-over-year asset growth of $678.8 million, or 40% 5

Corporate Overview Corporate Summary  First Internet Bank launched in 1999  First state-chartered FDIC-insured Internet bank  Headquartered in Fishers, IN with an office in Tempe, AZ  Industry pioneer in branchless delivery of consumer and commercial banking services  Nationwide deposit and lending footprint  Experienced management team  Strong balance sheet and earnings growth 6 2Q17 Financial Information  Total assets $2.4 billion  Total loans $1.7 billion  Total deposits $1.7 billion  TCE / tangible assets 1 6.70%  NPLs / total loans 0.20%  ROAA 0.73%  ROATCE 1 10.25%  Market capitalization 2 $204.5 million  Dividend yield 2 0.8%  NASDAQ Global Select Market INBK 1 See Reconciliation of Non-GAAP Financial Measures 2 Market valuation data as of July 28, 2017

Differentiated Business Model  Nationwide consumer banking provider  Proven online / mobile retail deposit platform using scalable technology backed by exceptional customer service  Low cost delivery channel creates customer value through competitive rates and low fees  Commercial banking franchise focused on select local and national markets 7  National, award-winning online direct-to-consumer mortgage banking platform  National, niche consumer lending segments with solid yields and asset quality Asset class and geographic diversity provides ability to generate top tier balance sheet and revenue growth funded by a loyal, efficient and growing deposit base Local National  C&I – Central Indiana  C&I – Arizona  Investor CRE – Central Indiana  Construction – Central Indiana  Single tenant lease financing  Public finance

Components of a Diversified Growth Engine 8 Contribution to Total 2Q16 Loan Growth of $71 Million Contribution to Total 2Q17 Loan Growth of $265 Million 2017: Balanced Growth – Reduced CRE Concentration – High Credit Quality 77% 28% 5% -10% Single Tenant Lease Consumer Other Commercial Mortgage/Home Equity 38% 31% 17% 8% 6% Public Finance Single Tenant Lease Mortgage/Home Equity Consumer Other Commercial

Strategic Objectives  Drive revenue growth and positive operating leverage  Achieve consistent strong profitability  Deploy capital in an accretive manner focused on building shareholder value  Capitalize on consumer trends by capturing greater deposit market share among digital banking adopters  Maintain strong asset quality and focus on disciplined risk management  Expand asset generation channels to supplement growth and increase profitability  Continue investing in technology to remain a digital banking leader and increase efficiency 9

10 Corporate Recognition First Internet Bank has been recognized for its innovation and is consistently ranked among the best banks to work for, enhancing its ability to attract and retain top-level talent  TechPoint 2016 Mira Award “Tech-enabled Company of the Year”  Top 10 finalist – 2016 Indiana Public Company of the year presented by the CFA Society and FEI  Magnify Money ranked #1 amongst 2016 Best Banking Apps (Banker’s “Online Direct Banks”)  American Best Banks to Work For”  2016  2015  2014  2013  Workplace Dynamics’ “Indianapolis Star Top Workplaces”  2016  2015  2014  “Best Places to Work in Indiana”  2017  2016  2013  Mortgage Technology 2013 awarded top honors in the Online Mortgage Originator category

Total Assets Total Loans Total Deposits Shareholders' Equity $636 $802 $971 $1,270 $1,854 $2,381 2012 2013 2014 2015 2016 2Q17 Dollars in millions $358 $501 $732 $954 $1,251 $1,698 2012 2013 2014 2015 2016 2Q17 Dollars in millions $531 $673 $759 $956 $1,463 $1,732 2012 2013 2014 2015 2016 2Q17 Dollars in millions $61 $91 $97 $104 $154 $164 2012 2013 2014 2015 2016 2Q17 Dollars in millions Consistent Balance Sheet Growth 11 Execution of the business strategy has driven consistent and sustainable balance sheet growth CAGR: 34.1% CAGR: 41.3% CAGR: 30.0% CAGR: 24.6%

Five Year Balance Sheet Growth  Five year balance sheet growth rates far exceed the median rates for similar institutions  INBK growth over this period has been primarily organic as opposed to through acquisitions 12 Source: Company data and SNL Financial; financial data as of June 30, 2017; peer data represents median value of component companies. SNL Micro Cap US Banks represent publicly traded micro cap banks with a market capitalization of less than $250 million; peer data based on index components as of June 30, 2017. Five Year Total Asset Growth Five Year Total Loan Growth Five Year Total Deposit Growth 389% 58% INBK SNL Micro Cap US Banks 232% 45% INBK SNL Micro Cap US Banks 282% 43% INBK SNL Micro Cap US Banks

Earnings and Profitability 13 The Company remains focused on driving earnings growth and improving profitability 1 See Reconciliation of Non-GAAP Financial Measures Net Income Net Interest Margin - FTE 1 Return on Average Assets Return on Average Tangible Common Equity1 $2,323 $2,278 $2,432 $2,834 $3,098 $3,710 $2,832 $4,001 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 Dollars in thousands 2.86% 2.87% 2.80% 2.43% 2.47% 2.48% 2.57% 2.53% 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 0.82% 0.74% 0.72% 0.71% 0.71% 0.81% 0.60% 0.73% 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 9.58% 9.14% 9.63% 10.07% 9.41% 11.24% 7.65% 10.25% 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17

Increasing Economies of Scale 14 Scalable, technology-driven model delivers increasing efficiency and is a key component driving improved operating leverage Net Interest Income Noninterest Expense / Average Assets Efficiency Ratio Total Assets Per FTE 2.19% 2.11% 2.08% 1.98% 1.93% 1.77% 1.85% 1.63% 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 60.8% 60.6% 60.0% 61.2% 55.2% 59.1% 64.0% 56.8% 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 $7.6 $8.4 $9.4 $9.6 $9.5 $9.7 $10.3 $12.1 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 Dollars in millions $7,839 $8,568 $9,141 $9,306 $10,338 $10,904 $11,457 $12,974 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 Dollars in thousands

14% 12% 13% 13% 14% 13% 12% 38% 27% 22% 20% 19% 20% 19% 5% 11% 26% 39% 45% 48% 49% 47% 44% 7% 7% 6% 6% 5% 4% 3% 15% 15% 14% 13% 13% 11 11 2014 2015 2Q16 3Q16 4Q16 1Q17 2Q17 Commercial and industrial Commercial real estate Single tenant lease financing Public finance Residential mortgage/HE/HELOCs Consumer Loan Portfolio Overview 15 1 1 Includes commercial and industrial and owner-occupied commercial real estate balances Dollars in thousands 2014 2015 2Q16 3Q16 4Q16 1Q17 2Q17 Commercial loans Commercial and industrial 77,232$ 102,000$ 111,130$ 107,250$ 102,437$ 97,487$ 110,379$ Owner-occupied commercial real estate 34,295 44,462 46,543 45,540 57,668 62,887 66,952 Investor commercial real estate 22,069 16,184 12,976 12,752 13,181 8,510 10,062 Construction 24,883 4 ,898 53,368 56,391 53,291 49,618 45,931 Single tenant lease financing 192,608 374,344 500,937 571,972 606,568 665,382 747,790 Public finance - - - - - 77,995 179,873 Total commercial loans 351,087 582,888 724,954 793,905 833,145 961,879 1,160,987 Consumer loans Residential mortgage 220,612 214,559 202,107 200,889 205,554 246,014 292,997 Home equity 58,434 43,279 38,981 37,849 35,036 34,925 33,312 Trailers 63,288 67,326 74,777 78,419 81,18 86,692 94,036 Recreational vehicles 30,605 38,597 44,387 49,275 52,350 57,234 63,514 Other consumer loans 3,201 2,389 22,592 35,464 39,913 44,265 51,052 Total consumer loans 376,140 366,150 382,844 401,896 414,039 469,130 534,911 3,605 3,605 Net def. loan fees, prem. and disc. 5,199 4,821 3,824 3,131 3,605 2,181 2,523 Total loans 732,426$ 953,859$ 1,111,622$ 1,198,932$ 1,250,789$ 1,433,190$ 1,698,421$

Commercial Real Estate Single tenant lease financing overview:  Long term lease financing of single tenant properties occupied by financially strong lessees  Originations / commitments over the past twelve months exceeded $279 million  Nationwide platform provides ability to capitalize on national correspondent network  Expertise in asset class with streamlined execution and credit process  Strong historic credit performance  Average portfolio LTV of approximately 52% 16 Commercial real estate balances increased $236.5 million, or 41.7%, since 2Q16 Single Tenant Lease Financing Portfolio Diversity As of % of Dollars in millions June 30, 2017 total Single tenant lease financing $747.8 93.0% Construction 45.9 5.7% Investor commercial real estate 10.1 1.3% Total commercial real estate $803.8 100.0% 9.0% 8.0% 7.0% 4.5% 3.8% 67.7% Walgreen's Red Lobster CVS Rite Aid Burger King All others 16.7% 7.7% 7.1% 6.3% 5.8% 56.4% Texas Florida Georgia California North Carolina All others

Commercial and Industrial Commercial and industrial overview:  Originations / commitments over the past twelve months exceeded $82 million  Primarily serves the borrowing and treasury management needs of small and middle- market businesses  Seasoned banking team leverages market knowledge and experience to serve clients in a relationship-based approach  Business line built organically, adding select personnel with specialized product or market expertise  Indiana team focuses on central Indiana and ancillary Midwestern markets  Added to Arizona team to further enhance origination efforts  Strong credit performance to date 17 Commercial and industrial balances increased $19.7 million, or 12.5%, since 2Q16 As of % of Dollars in millions June 30, 2017 total Commercial and industrial $110.4 62.2% Owner-occupied CRE 67.0 37.8% Total commercial and ind. $177.4 100.0% Commercial & Industrial Balances $55.2 $77.2 $102.0 $102.4 $110.4 $18.1 $34.3 $44.5 $57.7 $67.0 2013 2014 2015 2016 2Q17 Commercial and industrial Owner-occupied CRE Dollars in millions $73.3 $111.5 $146.5 $177.4 $160.1

Public Finance Public finance overview:  Launched in January 2017  Provides a range of credit solutions for government and not-for-profit entities  Borrowers’ needs include short-term financing, debt refinancing, infrastructure improvements, economic development and equipment financing  Initial efforts have focused on borrowers in Indiana and contiguous states  Recent team additions will strengthen efforts in equipment and energy finance and build out nationwide platform 18 Public finance originations during 2017 have totaled $181.0 million year-to-date Portfolio Composition Public Finance Balances$78.0 $179.9 1Q17 2Q17 Dollars in millions Borrower Credit Rating 41.2% 23.7% 5.4% 10.0% 5.7% 4.5% 9.5% General Obligation Water & sewer revenue Income Tax supported loans Public higher education facilities Essential use equipment loans Short term financing (BAN) Gaming revenues 44.8% 25.4% 7.0% 9.5% 13.3% AA+/Aa1 A+/A1 A/A2 BBB+/Baa1 NR 41.2% 23.7% 5.4% 10.0% 5.7% 4.5% 9.5% General Obligation/G.O. Equivalent Water & sewer revenue Income Tax supported loans Public higher education facilities Essential use equipment loans Short term financing (BAN) Gaming revenues

Residential Mortgage 19 Last 12 Months of Mortgage Originations – Regional Distribution  Award-winning national online origination platform  Highly efficient application and underwriting process  Sales and marketing efforts re-focused on purchase mortgage business  Full range of residential mortgage and home equity products  Central-Indiana based construction loan program 22.4% 12.6% 25.3% 20.3% 19.4%

Nationwide Branchless Deposit Franchise 20 Total Deposits – $1.7 Billion – Regional Distribution As of June 30, 2017  Nationwide consumer, small business and commercial deposit base  Scalable technology and customer convenience supported by exceptional service  Deposit relationships in all 50 states, including desirable metropolitan markets  Average consumer interest checking account balance of $17,200 far exceeds the national average $286.2 million 16.5% $148.0 million 8.6% $673.6 million 38.9% $327.7 million 18.9% $296.6 million 17.1% $2.2 million of balances in US territories/Armed Forces included in headquarters/Midwest balance

Deposit Composition  Total deposits increased $343.2 million, or 24.7%, since 2Q16  Treasury management, small business deposits and municipal deposits provide significant opportunities for increasing lower-cost deposits 21 Total Deposits - $1,732.1 Million As of June 30, 2017 Total Non-Time Deposits - $553.3 Million As of June 30, 2017 $36.6 2% $94.7 6% $35.8 2% $386.2 22% $1,178.8 68% Noninterest-bearing deposits Interest-bearing demand deposits Savings accounts Money market accounts Time deposits $64.9 12% $139.9 25% $348.5 63% Treasury management Small business Consumer

Asset Quality 22 Asset quality has improved significantly while balance sheet growth has continued on a strong upward trend NPAs / Total Assets NPLs / Total Loans Allowance for Loan Losses / NPLs Net Charge-Offs (Recoveries) / Average Loans 1.62% 0.90% 0.50% 0.37% 0.31% 0.33% 2012 2013 2014 2015 2016 2Q17 1.23% 0.37% 0.04% 0.02% 0.09% 0.20% 2012 2013 2014 2015 2016 2Q17 133.3% 293.0% 1,959.5% 5,000.6% 1,013.9% 383.8% 2012 2013 2014 2015 2016 2Q17 0.69% 0.17% 0.00% (0.07%) 0.15% 0.01% 2012 2013 2014 2015 2016 2Q17

$19.38 $20.74 $22.24 $22.93 $23.67 $23.94 $23.04 $23.52 $24.43 10.8% 9.5% 7.9% 6.8% 7.7% 7.3% 8.1% 7.5% 6.7% 2013 2014 2015 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 TBV Per Share TCE / TA 11.7% 9.9% 8.3% 7.7% 8.1% 7.6% 8.7% 8.4% 7.5% 15.6% 12.6% 10.1% 9.4% 10.7% 10.1% 11.5% 10.9% 9.7% 17.1% 13.8% 12.3% 11.4% 12.5% 13.7% 15.0% 14.2% 12.7% 2013 2014 2015 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 Tier 1 Leverage Tier 1 Capital Total Capital Capital 23  Following the initial public offering in late 2013, the Company deployed capital to fund commercial loan growth, driving revenue growth and improved profitability  2016 capital offerings:  2Q16: raised $22.8 million of common equity  3Q16: issued $25.0 million in publicly traded subordinated debt  4Q16: raised $23.5 million of common equity  Significant insider ownership ensures board, management and shareholder interests are aligned Tangible Common Equity1 Regulatory Capital Ratios 1 1 1 See Reconciliation of Non-GAAP Financial Measures

Efficiency Ratio Low 50s% Noninterest Expense / Average Assets 1.40-1.45% ROATCE 1 12.50% ROAA 0.90% + Expected Quarterly Results at $3B+ Enhancing franchise value 1 Operating seamlessly 2 Remaining agile 3  Remain opportunistic  Constant evolution and refinement of our business model  Add asset generation channels and diversified revenue streams  Deliver increased operating leverage, profitability and earnings growth  Maintain strict credit quality standards, enterprise risk management  Invest in people, process and technology; capitalize on our award- winning culture 1 Assumes average tangible common equity/tangible assets of 7.50%. 24 Execution

Investment Summary  Strong earnings growth improving profitability  Demonstrated track record of deploying capital to fuel loan growth while maintaining strong asset quality  Investments in commercial lending platforms are producing results  Geographic and credit product diversity provide ability to generate sustained balance sheet growth  Consumer banking platform well-positioned to capitalize on changing consumer preferences  Full service, technology-driven model designated to deliver increasing efficiency  Experienced management team committed to building shareholder value 25

Reconciliation of Non-GAAP Financial Measures 26 Dollars in thousands 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 Total equity - GAAP $102,912 $104,330 $107,830 $135,679 $137,154 $153,942 $157,491 $163,830 Adjustments: Goodwill (4,687) (4,687) (4,687) (4,687) (4,687) (4,687) (4,687) (4,687) Tangible common equity $98,225 $99,643 $103,143 $130,992 $132,467 $149,255 $152,804 $159,143 Total assets - GAAP 1,166,170$ 1,269,870$ 1,527,719$ 1,702,468$ 1,824,196$ 1,854,335$ 2,052,803$ 2,381,271$ Adjustments: Goodwill (4,687) (4,687) (4,687) (4,687) (4,687) (4,687) (4,687) (4,687) Tangible assets 1,161,483$ 1,265,183$ 1,523,032$ 1,697,781$ 1,819,509$ 1,849,648$ 2,048,116$ 2,376,584$ Common shares outstanding 4,484,513 4,481,347 4,497,284 5,533,050 5,533,050 6,478,050 6,497,662 6,513,577 Book value per common share $22.95 $23.28 $23.98 $24.52 $24.79 $23.76 $24.24 $25.15 Effect of goodwill (1.05) (1.04) (1.05) (0.85) (0.85) (0.72) (0.72) (0.72) Tangible book value per common share $21.90 $22.24 $22.93 $23.67 $23.94 $23.04 $23.52 $24.43 Total shareholders' equity to assets ratio 8.82% 8.22% 7.06% 7.97% 7.52% 8.30% 7.67% 6.88% Effect of goodwill (0.36%) (0.34%) (0.29%) (0.25%) (0.24%) (0.23%) (0.21%) (0.18%) Tangible common equity to tangible assets ratio 8.46% 7.88% 6.77% 7.72% 7.28% 8.07% 7.46% 6.70% Total average equity - GAAP $100,885 $103,583 $106,278 $117,913 $135,666 $135,974 $154,798 $161,228 Adjustments: Average goodwill (4,687) (4,687) (4,687) (4,687) (4,687) (4,687) (4,687) (4,687) Average tangible common equity $96,198 $98,896 $101,591 $113,226 $130,979 $131,287 $150,111 $156,541 Return on average shareholders' equity 9.14% 8.73% 9.20% 9.67% 9.08% 10.85% 7.42% 9.95% Effect of goodwill 0.44% 0.41% 0.43% 0.40% 0.33% 0.39% 0.23% 0.30% Return on average tangible common equity 9.58% 9.14% 9.63% 10.07% 9.41% 11.24% 7.65% 10.25%

Reconciliation of Non-GAAP Financial Measures 27 1 Assuming a 35% tax rate Dollars in thousands 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 Net Income 2,323$ 2,278$ 2,432$ 2,834$ 3,098$ 3,710$ 2,832$ 4,001$ Adjustments: Income tax provision 1,229 1,195 1,298 1,421 1,521 1,671 1,023 1,464 Provision for loan losses 454 746 946 924 2,204 256 1,035 1,322 Pre-tax, pre-provision earnings 4,006$ 4,219$ 4,676$ 5,179$ 6,823$ 5,637$ 4,890$ 6,787$ Net interest income 7,839$ 8,568$ 9,141$ 9,306$ 10,338$ 10,904$ 11,457$ 12,974$ Adjustment : Fully-taxable equivalent adjustments 1 50 60 69 144 239 256 306 543 Net interest income - FTE 7,889$ 8,628$ 9,210$ 9,450$ 10,577$ 11,160$ 11,763$ 13,517$ Net interest margin 2.84% 2.85% 2.78% 2.39% 2.42% 2.42% 2.50% 2.43% Effect of fully-taxable equivalent adjustments 1 0.02% 0.02% 0.02% 0.04% 0.05% 0.06% 0.07% 0.10% Net interest margin - FTE 2.86% 2.87% 2.80% 2.43% 2.47% 2.48% 2.57% 2.53%

First Internet Bancorp Investor Presentation Second Quarter 2017